                                                                   Exhibit 10(c)


                          LIQUIDATED DAMAGES AGREEMENT


         THIS AGREEMENT (this "Agreement") is made as of March 12, 2000 by the Exchange Party set forth below ("Exchange Party") to and for the benefit of Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company, and Capstar TX Limited Partnership (together, "Clear Channel").

                                    Recitals

         A. This is the liquidated damages agreement contemplated by Section
16.3 of the Asset Exchange Agreement (the "Exchange Agreement") of even date herewith between Exchange Party and Clear Channel. Capitalized terms used herein and not defined have the respective meanings set forth in the Exchange Agreement.

         B. Section 16.3 of the Exchange Agreement provides that if Clear Channel terminates the Exchange Agreement pursuant to Section 16.1(b) thereof under certain circumstances entitling Clear Channel to the payment to it of liquidated damages by Exchange Party ("LD Event"), then Exchange Party shall pay Clear Channel as liquidated damages an amount equal to TWENTY EIGHT MILLION DOLLARS ($28,000,000) (the "LD Amount").

         C. Section 3.2 of the Exchange Agreement provides for a Deposit to be made by Exchange Party on the date hereof. By agreement, the Deposit is less than the LD Amount (the amount of such difference is referred to herein as the "Deficiency"), and Exchange Party is executing and delivering this Agreement with respect to the Deficiency as a material condition without which Clear Channel would not enter into the Exchange Agreement (from which Exchange Party derives substantial benefit).

                                    Agreement

         NOW, THEREFORE, taking the foregoing into account, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, Exchange Party, intending to be legally bound, hereby consents and agrees as follows for the benefit of Clear Channel:

         1. Pre-Judgment Attachment.

                  (a) In the event that the Exchange Party has failed after demand by Clear Channel upon the occurrence of an LD event to pay all or part of the LD Amount, Clear Channel shall have the right, subject to, to the extent permitted by, and in accordance with applicable law in any legal proceeding in a court of competent jurisdiction in which Clear Channel asserts the occurrence of an LD Event and the non-payment of all or any part of the LD Amount (whether by complaint, counterclaim or otherwise), to secure such payment, to file for and request an immediate judicial order of attachment before judgment against Exchange Party in the amount of the Deficiency, together with any writs of execution and other orders necessary to enforce such order (the "Pre-Judgment Attachment").

                  (b) To the fullest extent permitted by applicable law, Exchange Party hereby agrees that any court may rely upon its equitable or common law powers (in addition to any authority granted by statute or rule) to issue the Pre-Judgment Attachment. Without limiting the foregoing, Clear Channel shall not be required to post any bond or provide any security as a condition of obtaining or maintaining the Pre-Judgment Attachment, and Exchange Party waives all such requirements to the fullest extent permitted by applicable law.

         2. Miscellaneous. The agreement of Exchange Party set forth in this Agreement is binding and enforceable against Exchange Party subject to any claim, counterclaim or defense which may be asserted by Exchange Party. Nothing contained in this Agreement shall limit Clear Channel's rights with respect to the Deposit or any other right or remedy of Seller. The provisions of Sections
17.4 (Amendments), 17.6 (Governing Law), 17.7 (Notices) and 17.10 (Severability) are incorporated herein by this reference as if fully set forth herein.

                            [SIGNATURE PAGE FOLLOWS]

                 SIGNATURE PAGE TO LIQUIDATED DAMAGES AGREEMENT

         IN WITNESS WHEREOF, Exchange Party has duly executed this Agreement as of the date first above written.

EXCHANGE PARTY:                         REGENT BROADCASTING OF VICTORVILLE, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------

                                        REGENT LICENSEE OF VICTORVILLE, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------

                                        REGENT BROADCASTING OF PALMDALE, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------

                                        REGENT LICENSEE OF PALMDALE, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------

                                        REGENT BROADCASTING OF MANSFIELD, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------

                                        REGENT LICENSEE OF MANSFIELD, INC.

                                        By: /s/ Terry S. Jacobs
                                           -------------------------------------
                                           Name: Terry S. Jacobs
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------